GATEWAY DISTRIBUTORS CONSULTING AGREEMENT


THIS CONSULTING AGREEMENT (this "AGREEMENT") is between Steven Kozmary (the "CONSULTANT") and Gateway Distributors Ltd (the "COMPANY"). The Consultant and the Company are also referred to in this agreement as the "PARTIES" OR "PARTY".

WHEREAS, the Company intends to develop and expand its existing product line. The Company is pursuing potential customers of the Products and Services, and/or business relationships to promote the Company (the "SOURCES").

WHEREAS, the Consultant is a Doctor in the practice of wellness and pain management, with expertise in product knowledge, wellness, and can provide introductions to new business and clients.

WHEREAS, the Company desires to utilize the services of the Consultant to promote and develop a market for the Company's Products and Services, help identify formula's and assist in acquiring Sources for the Company, and/or directly or indirectly provide introductions to Sources.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in the Agreement, the Parties hereby agree as follows:

     1.     SCOPE OF SERVICES:  The Company agrees to retain Consultant to help
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promote and develop a market for the Products and Services, and help in formulation of products, on a best efforts basis (the "SERVICES").

     2.     TERM:  This Agreement shall become effective as of the date set
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forth on the signature page of this Agreement, and shall continue for a period of one (1) year (the "TERM").

     3.     TERMINATION FOR CAUSE: Notwithstanding the foregoing, the Company or
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the Consultant shall be entitled to terminate this Agreement for "cause" with a
30 days' written notice to the other Party with the exception of Clauses 5, 6, 7 and 8 which shall survive the Termination of the Agreement. Notification of termination shall become effective on the date of mailing by first class mail accompanied by fax transmission to the Party at the address and telecopier number provided by Consultant or Company. "CAUSE" shall be determined as the violation of any rule or regulation of any regulatory agency, other neglect, act or omission detrimental to the conduct of the other Parties' business, material breach of this Agreement, any unauthorized disclosure of Confidential Information that has been designated as such and provided by the other Party, or dishonesty related to material information that has been relied upon and provided by the other Party.

     4.     LICENSES GRANTED TOCONSULTANT: During the Term of this Agreement the
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Consultant shall not negotiate or enter into any license, sub-license agreement of sub-contract or similar agreement with any third parties with respect to interest granted by the Company to the Consultant pursuant to this Agreement without the Company's prior written consent. The Consultant shall further refrain from directly or indirectly licensing, sub-licensing or sub-contracting any right or interest granted by the Company to the Consultant to such third parties without the Company's prior written consent.


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          (a)     No license or right is granted by the Company to the
     Consultant, either expressly or by implication, under any licenses or rights owned or controlled by the Company, except as expressly set forth by this Agreement or the Company.

          (b) Any license granted pursuant to this Agreement shall expire simultaneously with the Term of this Agreement, and shall be revocable for Cause by the Company upon written notice to the Consultant, and the Consultant shall immediately refrain from the use of any rights granted by the Company to the Consultant with respect to this license upon receipt of such written notice.

     4.     COMPENSATION: CASH, STOCK & EXPENSES:  In consideration for the
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services to be provided under the terms of this Agreement, the Company agrees to issue shares of Company stock to the Consultant. The amount of stock issued for services will be agreed to by project and services rendered.

               c. EXPENSES - Any and all reasonable expenses including but not limited to travel, phones, mileage, copies, mailing services, etc., shall be reimbursed to Consultant, if they apply to the Company's needs and must be pre-approved by the Company.

     6.     CONFIDENTIAL INFORMATION: "Confidential Information" means any
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proprietary information, technical data, know-how including but not limited to business plans, research, products, services, customers, markets, marketing or finances, which may be disclosed by one Party (the "DISCLOSING PARTY") to the other Party (the "RECEIVING PARTY"), either in writing or orally. Confidential Information does not include, however, information which (a) is, or becomes generally available to the public, other than as a result of unauthorized disclosure by one of the Parties, (b) was available to the Receiving Party on a non-confidential basis prior to the other Party disclosing it, (c) is obtained by the Receiving Party from a third party that that has legally and properly obtained such information and is not obligated to maintain its confidentiality, or (d) is independently developed by the Receiving Party.

     7.     NON-DISCLOSURE OF CONFIDENTIAL INFORMATION:: Receiving Party agrees
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not to use any  Confidential Information for its own use or for any purpose except to carry out discussions concerning the undertaking of any Transaction between the Parties and any third parties. Receiving Party will not disclose any Confidential Information to third parties except to directors, officers, managers, members, shareholders, employees, business partners, agents, attorneys, accountants, consultants, bankers or other advisors (collectively, "REPRESENTATIVES") who are required to have the information in order to carry out the discussions relating to the Transaction. Receiving Party agrees that it will take all reasonable measures to protect the secrecy of Confidential Information in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized to have such information.

     8.     NON-CIRCUMVENTION - The Company agrees during their business
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relationship, and thereafter, to hold in confidence and not directly or indirectly contact Sources provided by Consultant; or to reveal, report, publish, disclose, or transfer any of the Confidential Information to any person or entity; use any of the Confidential Information for any purpose, except in the course of doing business with Consultant for three (3) years from the date of this Agreement. Further, the Company acknowledges that if circumvention, as defined in this Agreement does occur, Consultant shall be entitled to receive financial remuneration as outlined herein as a result of the circumvention.

     9.     INDEPENDENT CONTRACTOR:  The Consultant and the Company hereby
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acknowledge that the Consultant is an independent contractor. In addition, the
Consultant shall take no action, which, to the knowledge of the Consultant, binds, or purports to bind, the Company to any contract or agreement unless it is with the express consent of the Company.


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     10.     MISCELLANEOUS:
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          (a)     GOVERNING LAW:  This Agreement shall be construed under the
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     internal laws of the State of Nevada, and the Parties agree that the exclusive jurisdiction for any litigation or arbitration arising from this Agreement shall be in Las Vegas Nevada.

          (b)     SUCCESSORS AND ASSIGNS:  This Agreement shall be binding upon
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     the Parties, their successors and assigns, provided, however, that the
     Consultant shall not permit any other person or entity to assume these obligations hereunder without the prior written approval of the Company which approval shall not be unreasonably withheld and written notice of the Company's position shall be given within ten (10) days after approval has been requested.

          (C)     INDEMNIFICATION:  The Company shall indemnify the Consultant
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     for all losses or damages sustained (including reasonable attorney fees and disbursements) as incurred by the Consultant arising from the Consultant performing services under this Agreement.

          (D)     COUNTERPARTS:  This Agreement may be executed in two or more
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     counterparts, each of which shall be deemed an original, but which when taken together shall constitute one agreement.

          (E)     SEVERABILITY:  If one or more provisions of this Agreement are
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     held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Parties hereto have executed or caused this Agreement to be executed as of August 10, 2006


CONSULTANT                                     COMPANY


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By:    STEVEN KOZMARY                          By:   RICK BAILEY
Title  Doctor                                  Title President/CEO


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